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                                                                 Exhibit 10 (iv)


                             AMENDMENT NUMBER EIGHT
                                       TO
                                 NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN



WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan"); and

WHEREAS, amendment of the Plan is now considered desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolution of the Board of Directors dated May 18, 1999, the Plan is hereby amended, effective as of January 1, 1999, in the following particulars:

1.  By substituting the following for Section 2.1(o) of the Plan:

     "(o) `ELIGIBLE EMPLOYEE' means any Employee of the Company or a Participating Employer, except that the following groups of Employees shall not be eligible to participate in this Plan (unless specifically provided to the contrary in a supplement to the Plan):

               (1) An Employee employed by any office or branch of the Company located in a foreign country who, as to the United States, is a nonresident alien; and

               (2) An Employee who: (A) as to the United States, is a foreign national, (B) is working for the Company or a Participating Employer at a location in the United States, and (C) is covered by a retirement plan sponsored by a non-U.S. Affiliate in the county in which an Affiliate is located."

2.   By adding the following new Supplement 1 at the end of the Plan:
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                                 SUPPLEMENT #1

                      Extension of Plan to U.K. Employees

          This Supplement #1 to the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the `Plan'), is made a part of the Plan and supersedes any provisions thereof to the extent that they are not consistent with this Supplement. Unless the context clearly implies or indicates to the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement #1.


          1.  Purpose and Effect.  Effective as of January 1, 1999 (the `U.K.
              ------------------
     Effective Date'), employees of the Company who are residents of the United Kingdom (`U.K.') or who are employed under U.K. permanent contracts of employment shall be eligible to participate in the Plan, subject to the terms of the Plan as modified by this Supplement. Such employees are referred to herein as `U.K. Employees', and each U.K. Employee who becomes a Participant in the Plan pursuant to this Supplement is referred to herein as a `U.K. Participant.'

          2.  Service, Participation, and Compensation for U.K. Employees.  U.K.
              -----------------------------------------------------------
     Employees' service with the Company prior to the U.K. Effective Date may be credited as Vesting Service pursuant to the provisions of section 3.4.
     U.K. Employees who had completed one year of Vesting Service as of the U.K. Effective Date shall become U.K. Participants in the Plan retroactive to the U.K. Effective Date (and Compensation (as defined below) paid to such participants during 1999 shall be recognized for purposes of making the allocations required under section 7.4(c)). In order to become a U.K. Participant, each U.K. Employee must authorize the Company (in writing) to deduct any income, employment and similar taxes and fees payable by the employee with respect to contributions to the Plan made by the Company from other compensation paid to such U.K. Employee by the Company. For a U.K. Participant, `Compensation' shall mean the base salary, statutory sick pay, statutory maternity pay (higher and lower rate) and shift allowance paid to a U.K. Participant.

          3.  Code Limitations.  The following special rules shall apply for
              ----------------
     U.K. Participants:

          (a) U.K. Participants' compensation (as defined in paragraph (c) below) shall be recognized for purposes of section 4.1 of the Plan regarding the limit on the maximum deductible contribution under section 404 of the Code.

          (b) U.K. Participants shall be included with all other Participants when determining the limit on allocations pursuant to section 7.4(e) of the Plan. If reductions in the allocations to Highly Compensated Participants are necessary to comply with such limit, then the allocations to U.K. Participants who are Highly Compensated Participants shall be reduced in the same manner as all other Highly Compensated Participants.

          (c) Pursuant to regulation section 1.415-2(d)(11)(ii), wages and all other payments of compensation (within the meaning of section 3401(a) of the Code, but determined without regard to the location of the employment) received by U.K. Participants shall be recognized for all purposes of section 7.5(h)(4) of the Plan (i.e., sections 414(q), 415, and 416 of the Code).

          4.  Cash Dividends Payable to U.K. Participants.  Notwithstanding
              -------------------------------------------
     section 11.2 of the Plan, cash dividends payable on the Company Stock allocated to a U.K. Participant's Company Stock Account initially shall be credited to his Other Investments Account. Thereafter, the amounts allocated to a U.K. Participant's Other Investment Account shall be used to purchase Company Stock pursuant to section 5.3 of the Plan.
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          5.  Diversification of Investments.  Sections 2.1(kk)(1) and
              ------------------------------
     2.1(ll)(1) shall not apply to U.K. Participants. As a result, any diversification elections for U.K. Participants shall be effected pursuant to section 7.9(b) and no elections may be made pursuant to section 7.9(a), regardless of the effective dates in such sections.

          6.  Payment of Benefits.  Pursuant to section 9.6 of the Plan, all
              -------------------
     payments of benefits under the Plan to or for the benefit of a U.K. Participant shall be made in stock, and the value of any partial shares shall be made in pounds sterling.

          7.  Rollovers.  Notwithstanding section 9.8 of the Plan:
              ---------

          (a) U.K. Participants (and their Beneficiaries) who performed all of their service outside of the U.S. will not be eligible to make a direct rollover to an eligible retirement plan.

          (b) U.K. Participants (and their Beneficiaries) who performed some service in the U.S. will be eligible to make a direct rollover to an Eligible Retirement Plan of only that portion of a distribution which would be included in the U.K. Participant's U.S. gross income.

          8.  Satisfaction of U.K. Income and Employment Tax Liabilities.  If a
              ----------------------------------------------------------
     U.K. Participant receives a distribution from the Plan that, pursuant to U.K. law, subjects the Company to an obligation to withhold income, employment or similar taxes or fees from the amount of the distribution, the Committee shall direct the Trustee to withhold from such distribution an amount sufficient to comply with such withholding obligations. If a U.K. Participant receives his distribution in the form of both cash and Company Stock and the amount of cash distributed is not sufficient to allow the Trustee to withhold the amount sufficient to comply with such withholding obligations, the Trustee shall liquidate all or a portion of the Company Stock distributed as is necessary to satisfy such withholding obligations.

          9.  Conversion U.S. Dollars into U.K. Pounds Sterling.  From time to
              -------------------------------------------------
     time, it will be necessary to convert U.S. dollars into U.K. pounds sterling or vice-versa to make allocations to U.K. Participants' Accounts, to make distributions from such Accounts, to apply certain Code limitations and to implement various other Plan provisions to U.K. Participants. Such conversions shall take place at the time specified in the Plan for the relevant purpose, using the conversion rate specified for such date in the Wall Street Journal.


IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 18th day of May, 1999.

/s/ Martin J. Joyce, Jr.
______________________________
Martin J. Joyce, Jr.
Senior Vice President

                             AMENDMENT NUMBER NINE
                                       TO
                                 NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN


WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan"); and

WHEREAS, amendment of the Plan is now considered desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolution of the Board of Directors dated May 18, 1999, Supplement #1 of the Plan is hereby amended, effective as of January 1, 1999, in the following particulars:

1. Paragraph 2 of Supplement #1 is amended by deleting the third sentence thereof in its entirety.

2. The following new paragraph 3 is added to Supplement #1, and the current paragraphs 3 through 9 are renumbered accordingly:

          "3.  Allocation in Year of Retirement.  In addition to the
               --------------------------------
     circumstances described in Section 7.1 of the Plan, a U.K. Participant whose employment terminates after attainment of age 50 with at least two years of Vesting Service and who is entitled to a benefit from one of the Company's U.K. tax-approved retirement schemes will share in the allocations described in section 7.1 for the Anniversary Date occurring with respect to the Plan Year in which employment terminates."

3. Paragraph 9 of Supplement #1 (previously paragraph 8) is amended to read as follows:

          "9.  Satisfaction of U.K. Income and Employment Tax Liabilities.  If a
               ----------------------------------------------------------
     U.K. Participant receives a distribution from the Plan that, pursuant to U.K. law, subjects the Company to an obligation to account for tax under the U.K Pay As You Earn ("PAYE") system, or to withhold or account for similar income, employment or other taxes or fees relating to the distribution, the Committee shall direct the Trustee to withhold from such distribution an amount sufficient to comply with such obligations. If a U.K. Participant receives his distribution in the form of both cash and Company Stock and the amount of cash distributed is not sufficient to allow the Trustee to withhold the amount sufficient to comply with such withholding obligations, the Trustee shall liquidate all or a portion of the Company Stock distributed as is necessary to satisfy such withholding obligations. To the extent the Committee deems it necessary or appropriate under U.K. law, it may require a U.K participant to consent to such withholding or liquidation of Company Stock prior to receiving a distribution, provided that it does so on a uniform and consistent basis."

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 18th day of May, 1999.

/s/ Martin J. Joyce, Jr.
________________________
Martin J. Joyce, Jr.
Senior Vice President